SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 16, 2004

EDUCATION LOANS INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	333-110741	91-1819974
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

105 First Avenue Southwest, Aberdeen, South Dakota	57401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (605) 622-4400

Not Applicable

(Former name or former address, if changed since last report)

Item 1.	Changes in Control of Registrant.

Not Applicable.

Item 2.	Acquisition or Disposition of Assets.

Not Applicable.

Item 3.	Bankruptcy or Receivership.

Not Applicable.

Item 4.	Changes in Registrant’s Certifying Accountant.

Not Applicable.

Item 5.	Other Events.

Pursuant to the Servicing and Administration Agreement, dated as of February 1, 2004 (the “Agreement”), among Education Loans Incorporated, as Issuer (the “Issuer”), Student Loan Finance Corporation, as Servicer and Administrator (the “Servicer”), and U.S. Bank National Association, as Trustee (the “Trustee”), the Servicer delivered to the Trustee the statement required by Section 5.23 of the Indenture and Section 21 of the Agreement, which statement is being filed as Exhibit 99.1 to this Form 8-K, and based thereon the Trustee is required to make distributions to the holders of the Issuer’s Student Loan Asset-Backed Notes, Series 2004-1.

Item 6.	Resignation of Registrant’s Directors.

Not Applicable.

Item 7.	Financial Statements and Exhibits.

(c)	Exhibits

The following exhibit is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

	Exhibit No.	Description
	99.1	Servicing Report, dated June 30, 2004, delivered to the Trustee.

Item 8.	Change in Fiscal Year.

Not Applicable.

Item 9.	Sales of Equity Securities Pursuant to Regulation S.

Not Applicable.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereto duly authorized.

Date: July 16, 2004

EDUCATION LOANS INCORPORATED

By	/s/ Michael A. Gort
Michael A. Gort
President

EXHIBIT INDEX

Exhibit	Description of Exhibit
99.1	Servicing Report, dated June 30, 2004, delivered to the Trustee.